SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

                    ___________________



   Date of Report (Date of earliest event reported) March 13, 2002
                         BICO, INC.
    (Exact name of registrant as specified in its charter)


 Pennsylvania                      0-10822                      25-1229323
(State of other jurisdiction    (Commission File Number)       (IRS Employer
  of incorporation)                                         Identification No.)


      2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
     (Address of principal executive offices)                     (Zip Code)


 Registrant's telephone number, including area code (412) 429-0673

     ______________________________________________________
   (Former name or former address, if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO, Inc. announced today that Corpfin.com, of Atlanta, GA, has agreed to undertake the process of transitioning BICO subsidiary Petrol Rem, Inc.
          from a private to a publicly traded entity.
          Corpfin's commitment is subject to due diligence expected to commence within a week in Petrol
          Rem's Pittsburgh, PA offices.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                        SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by /s/ Fred E. Cooper
                                          Fred E. Cooper, CEO
DATED:  March 13, 2002





          CORPFIN AGREES TO UNDERTAKE IPO PROCESS
              FOR BICO SUBSIDIARY PETROL REM


     Pittsburgh,  PA  -  March  13,  2002  -   BICO,   Inc.
(OTCBB:BIKO) announced today that Corpfin.com, of Atlanta, GA, has agreed to undertake the process of transitioning
BICO subsidiary Petrol Rem, Inc. from a private to a publicly traded entity.

     Corpfin's  commitment  is  subject  to  due  diligence
expected  to  commence  within  a  week  in  Petrol   Rem's
Pittsburgh, PA offices.

     Once the registration statement is filed with the SEC, Corpfin will assist in securing an institutional investor to fund Petrol Rem, public relations professionals to ensure a liquid market, as well as arrange for road shows for broker dealers in NYC, Chicago, etc.

     John Canouse, chairman of Corpfin, stated, "With its unique, effective oil spill bioremediation product, called
PRP, Petrol Rem is one of the most exciting environmental clean up companies I have seen."

     BICO CEO, Fred Cooper, "Corpfin's strong collective background in transitioning private entities into publicly traded companies will no doubt be a tremendous asset in moving Petrol Rem to this next stage, which will further enhance its ability to raise capital and become a very profitable company."

     PRP,  Petrol Rem's base product is sprayed as a  loose
powder on open water spills and bonds immediately with  the
oil  preventing  the  pollution  from  sinking  or  further
contaminating  wildlife  and  vegetation.    PRP  is   also
contained in Petrol Rem products marketed as BioSok, used in boat bilges, and BioBoom, used to solve a variety of hydrocarbon problems. Effective on all hydrocarbons, all of the products absorb and biodegrade the oil, then biodegrade themselves.

     BICO,  Incorporated  has  its  corporate  offices   in
Pittsburgh,  PA  and  is involved in  the  development  and
manufacture   of   biomedical  devices  and   environmental
solutions.    Subsidiary   Petrol   Rem,   Inc.,   is   the
environmental arm of BICO, and is also headquartered in Pittsburgh, PA.

FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax

INVESTOR RELATIONS NEWSLINE NUMBER: 1.800.357.6204
WEBSITE: www.bico.com; http://www.petrolrem.com/